SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)     June 21, 2007

China Shoe Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-139910	20-2234410
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

1640 Terrace Way, Walnut Creek, CA 94597
(Address of principal executive offices) (Zip Code)

(925) 930-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Information

Item 8.01. Other Information

Effective June 21, 2007, the symbol for the Company’s common stock on the Over the Counter Bulletin Board (“OTCBB”) changed from INGY.OB to CHSH.OB.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Shoe Holdings, Inc.

Date: July 2, 2007	By:	/s/ David Rector
David Rector President